                                                                    EXHIBIT 99.3

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

In re: Lason Services, Inc.                         Case No.: 01-11489

                                                    Reporting Period:  May, 2002

                                                                              CURRENT                   CUMULATIVE
                                                                              -------                   ----------
Cash - Beginning of the Month                                              $453,599.38                     $5,946.91

Receipts - Operating
Total Receipts                                                          $14,240,528.64                $82,245,594.42

Disbursements
Total Disbursements                                                     $14,671,663.63                $82,229,076.94

Net Cash Flow                                                             ($431,134.99)                   $16,517.48

Cash - End of the Month                                                     $22,464.39                    $22,464.39

In re:  Lason Services, Inc.                        Case #: 01-11489
                                                    Reporting Period:  May, 2002

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                                CUMULATIVE FILING TO
REVENUES                                                                                         MONTH                  DATE
Gross Revenues
Non-Debtor Net Intercompany
Less:  Returns and Allowances
Net Revenue                                                                                        0                        0
COST OF GOODS SOLD
Beginning Inventory
Add:  Purchases
Add:  Cost of Labor
Add:  Other Direct Costs (attach schedule)
Less:  Ending Inventory
Cost of Goods Sold                                                                                 0                        0
Gross Profits                                                                                      0                        0
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation                                                       0                        0
Depreciation/Depletion/Amortization                                                                0                       97
NET PROFIT (LOSS) BEFORE OTHER INCOME & EXPENSES                                                   0                      -97
OTHER INCOME AND EXPENSES
Other income (attach schedule)
Interest Expense
Other Expense (attach schedule)
NET PROFIT (LOSS) BEFORE REORGANIZATION ITEMS                                                      0                      -97
REORGANIZATION ITEMS
Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                                      0                        0
Income Taxes
NET PROFIT (LOSS)                                                                                  0                      -97

In re: Lason Services, Inc.                                    Case No. 01-11489
                                                     Reporting Period: May, 2002
                                 BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligation.


                                   ASSETS                                 OK VALUE AT END OF          BOOK VALUE ON PETITION
                                                                        CURRENT REPORTING MONTH                 DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                                  22,464                         5,947
Restricted Cash and Cash Equivalents (see continuation sheet)                                                         -
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                               22,464                         5,947
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment                                                                         26,158
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                                                                                    21,767
TOTAL PROPERTY & EQUIPMENT                                                              -                         4,390
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                 59,079,611                    62,442,487
TOTAL OTHER ASSETS                                                             59,079,611                    62,442,487

TOTAL ASSETS                                                                   59,102,075                    62,452,824

                        LIABILITIES AND OWNER EQUITY                      OK VALUE AT END OF          BOOK VALUE ON PETITION
                                                                       CURRENT REPORTING MONTH                  DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable                                                                   2,469,093                     4,062,645
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*                                                           15,385
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                                  2,484,478                     4,062,645
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                                          -                             -

TOTAL LIABILITIES                                                               2,484,478                     4,062,645
OWNER EQUITY
Capital Stock                                                                          10                            10
Additional Paid-In Capital                                                     29,696,003                    29,696,003
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                               26,921,682                    28,694,166
Retained Earnings - Postpetition                                                      (97)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                               56,617,598                    58,390,179
TOTAL LIABILITIES AND OWNERS' EQUITY                                           59,102,076                    62,452,824

                                                                                        0

In re: Lason Services, Inc.                                    Case No. 01-11489
                                                     Reporting Period: May, 2002

                       BALANCE SHEET - continuation sheet


                                  ASSETS                              BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                    CURRENT REPORTING MONTH                 DATE
Other Current Assets









Other Assets

Investment in Lason Systems                                                 43,419,131                   43,419,131
Due to/from Lason Systems                                                   15,660,480                   19,023,356





                                                                            59,079,611                   62,442,487

                       LIABILITIES AND OWNER EQUITY                   BOOK VALUE AT END OF         BOOK VALUE ON PETITION
                                                                    CURRENT REPORTING MONTH                 DATE
Other Postpetition Liabilities







Adjustments to Owner Equity





Postpetition Contributions (Distributions) (Draws)





Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into separate account, such as an escrow account.